Exhibit 4.2

Honeywell International Inc.

$300,000,000 Floating Rate Senior Notes Due 2009
$400,000,000 5.40% Senior Notes Due 2016
$550,000,000 5.70% Senior Notes Due 2036

OFFICER’S CERTIFICATE

(Under Section 302 and Section 304(a) of the Indenture, dated as of October 1, 1985, as amended)

          This certificate is dated March 13, 2006. I, John J. Tus, the Vice President and Treasurer of Honeywell International Inc. (the “Company”), in accordance with Sections 302 and 304(a) of the Indenture, dated as of October 1, 1985, by and between Honeywell International Inc. (formerly known as AlliedSignal Inc.), as issuer, and JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank (National Association)), as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of February 1, 1991, by and between the Company and the Trustee, as further supplemented by the Second Supplemental Indenture, dated as of November 1, 1997, by and between the Company and the Trustee, and as further supplemented by the Third Supplemental Indenture, dated as of March 14, 2006, by and between the Company and the Trustee (collectively, the “Indenture”), do hereby establish a series of Debentures (as defined in the Indenture) having the terms and characteristics set forth in this Officer’s Certificate. Capitalized terms not otherwise defined herein have the respective meanings set forth in the Indenture.

          1.        The Board of Directors of the Company has authorized the Pricing Committee of the Board of Directors of the Company to create and authorize one or more series of Debentures issued under the Indenture. The Pricing Committee has determined the terms of an additional series of Debentures that shall be issued under the Indenture and such terms are included in this Officer’s Certificate, which is being delivered to the Trustee to establish the terms of such series of Debentures as required by Section 304(a) of the Indenture.

          2.        The terms and characteristics of the Debentures established hereby are set forth as follows, with the lettered clauses below corresponding to such clauses in Section 302 of the Indenture:

          (a)       Designation. The designation of the Debentures shall be the “Floating Rate Senior Notes due 2009” (the “2009 Notes”), the “5.40% Senior Notes due 2016” (the “2016 Notes”) and the “5.70% Senior Notes due 2036” (the “2036 Notes” and, together with the 2009 Notes and the 2016 Notes, the “Notes”).

(b) Date of the Notes. The Notes shall be dated and issued as of March 14, 2006.

(c) Date of Maturity. The 2009 Notes mature on March 13, 2009 (the “2009 Notes Maturity Date”), the 2016 Notes mature on March 15, 2016, and the 2036 Notes mature on March 15, 2036.

(d) Interest Rates of the Notes.

          (i)          2009 Notes. The 2009 Notes will bear interest quarterly at a rate determined by the calculation agent. JPMorgan Chase Bank, N.A. is hereby designated the calculation agent until such time as a successor calculation agent is appointed. The interest rate on the 2009 Notes will be payable at a per annum rate equal to three-month USD LIBOR as determined on the Interest Determination Date (as hereinafter defined) plus 0.06%. The Interest Determination Date for an interest period will be the second London business day preceding that interest period. Promptly upon determination, the calculation agent shall inform the Trustee and the Company of the interest rate for the next interest period. A London business day is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market. Absent manifest error, the determination of the interest rate by the calculation agent shall be binding and conclusive on the holders of the 2009 Notes, the Trustee and the Company. On any Interest Determination Date, LIBOR will be equal to the offered rate for deposits in U.S. dollars having an index maturity of three months, in amounts of at least $1,000,000, as such rate appears on “Telerate Page 3750” at approximately 11:00 a.m., London time, on such Interest Determination Date. If on an Interest Determination Date, such rate does not appear on the “Telerate Page 3750” as of 11:00 a.m., London time, or if the “Telerate Page 3750” is not available on such date, the calculation agent shall obtain such rate from Bloomberg L.P.’s page “BBAM.” If no offered rate appears on “Telerate Page 3750” or Bloomberg L.P. page “BBAM” on an Interest Determination Date at approximately 11:00 a.m., London time, then the calculation agent (after consultation with the Company) shall select four major banks in the London interbank market and shall request each of their principal London offices to provide a quotation of the rate at which three-month deposits in U.S. dollars in amounts of at least $1,000,000 are offered by it to prime banks in the London interbank market, on that date and at that time, that is representative of single transactions at that time. If at least two quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the calculation agent shall select three major banks (which may include JPMorgan Chase Bank, N.A.) in New York City and shall request each of them to provide a quotation of the rate offered by them at approximately 11:00 a.m., New York City time, on the Interest Determination Date for loans in U.S. dollars to leading European banks having an index maturity of three months for the applicable interest period in an amount of at least $1,000,000 that is representative of single transactions at that time. If three quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the rate of LIBOR for the next interest period shall be set equal to the rate of LIBOR for the then current interest period. Upon request from any holder of 2009 Notes, the calculation agent shall provide the interest rate in effect for the 2009 Notes for the current interest period and, if it has been determined, the interest rate to be in effect for the next interest period. Interest on the 2009 Notes shall be computed on the basis of the actual number of days in an interest period and a 360–day year.

          (ii)         2016 Notes. The 2016 Notes will bear interest from March 14, 2006 at a fixed rate of 5.40% per annum, payable semiannually. Interest on the 2016 Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

          (iii)        2036 Notes. The 2036 Notes will bear interest from March 14, 2006 at a fixed rate of 5.70% per annum, payable semiannually. Interest on the 2036 Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

(e) Interest Payment Dates.

          (i)          2009 Notes. The Company shall make interest payments on the 2009 Notes quarterly in arrears on March 13, June 13, September 13 and December 13 of each year, beginning on June 13, 2006, to the persons in whose name the 2009 Notes are registered at the close of business on the 15th day preceding March 1, June 1, September 1 or December 1, as applicable. Interest on the 2009 Notes shall accrue from March 14, 2006, or from the most recent interest payment date to which interest has been paid or provided for; provided, that if an interest payment date for the 2009 Notes falls on a day that is not a business day, the interest payment date shall be postponed to the next succeeding business day unless (other than in the case of the 2009 Notes Maturity Date) such next succeeding business day would be in the following month, in which case, the interest payment date shall be the immediately preceding business day. Interest on the 2009 Notes will be paid to but excluding the relevant interest payment date.

          (ii)         2016 Notes. The Company will make interest payments on the 2016 Notes semiannually in arrears on March 15 and September 15 of each year, beginning on September 15, 2006, to the persons in whose name the 2016 Notes are registered at the close of business on the immediately preceding March 1 or September 1, as applicable. If an interest payment date for the 2016 Notes falls on a day that is not a business day, the interest payment shall be postponed to the next succeeding business day, and no interest on such payment shall accrue for the period from and after such interest payment date.

          (iii)        2036 Notes. The Company will make interest payments on the 2036 Notes semiannually in arrears on March 15 and September 15 of each year, beginning on September 15, 2006, to the persons in whose name the 2036 Notes are registered at the close of business on the immediately preceding March 1 or September 1, as applicable. If an interest payment date for the 2036 Notes falls on a day that is not a business day, the interest payment shall be postponed to the next succeeding business day, and no interest on such payment shall accrue for the period from and after such interest payment date.

(f) Place for payment of Notes and Currency in which Notes are payable. Payment of the principal of, premium or Make-Whole Amount (as hereinafter defined), if any, and interest on the Notes will be made (except as specified below) by wire transfer in same day funds to the Registered Holder at such Registered Holder’s address appearing on the Debenture Register on the relevant regular record date. In the event the Notes are issued in fully certificated registered form, such payments will be made at the corporate trust office of the Trustee in New York City, or at the option of the Company, by mailing a check to such Registered Holder.

          (g)      Denomination of the Notes. The Notes will be issued in registered, book-entry form only without interest coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof.

          (h)      Aggregate Principal Amount of Notes. The Notes will be issued in an aggregate initial principal amount of $1,250,000,000, which includes a $300,000,000 aggregate principal amount of 2009 Notes, a $400,000,000 aggregate principal amount of 2016 Notes, and a $550,000,000 aggregate principal amount of 2036 Notes; provided, however, that the Company may issue additional Notes at a later date which may be of the same series as the Notes described herein without notice to or the consent of the holders of the Notes.

          (i)      Taxes, assessments or governmental charges. The Company shall make payments of the principal of, premium or Make-Whole Amount, if any, and interest on the Notes with deduction for taxes, assessments or governmental charges. The Company shall not reimburse holders of the Notes for taxes, assessments or governmental charges on the Notes paid by the holders of the Notes.

          (j)      Redemption of the Notes.

          (i)          The 2009 Notes are not redeemable by the Company. The 2016 Notes and the 2036 Notes are each redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, upon mailed notice to the registered address of each holder of 2016 Notes or 2036 Notes at least 30 days but not more than 60 days prior to the date of redemption (the “Redemption Date”). The make-whole premium redemption price (the “Make-Whole Amount”) will be equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the Remaining Scheduled Payments (as defined below) on such Notes discounted to the date of redemption, on a semiannual basis (assuming a 360–day year consisting of twelve 30–day months), at a rate equal to the sum of the applicable Treasury Rate (as defined below) plus 15 basis points with respect to the 2016 Notes and 20 basis points with respect to the 2036 Notes. Accrued interest will be paid to but excluding the Redemption Date.

(ii) Definitions. As used herein, the following terms shall have the following meanings:

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity (computed as of the third business day immediately preceding that Redemption Date) of the Comparable Treasury Issue (as defined below), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

          “Comparable Treasury Issue” means the United States Treasury security selected by a Reference Treasury Dealer (as defined below) as having an actual or interpolated maturity comparable to the remaining term of the Notes called for redemption, that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of Notes called for redemption.

          “Comparable Treasury Price” means, with respect to any Redemption Date, the average, as determined by the Company, of the Reference Treasury Dealer Quotations (as defined below) for that Redemption Date.

          “Reference Treasury Dealer” means each of J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., UBS Securities LLC and one other primary U.S. Government securities dealer selected by the Company, and each of their respective successors. If any one shall cease to be a primary U.S. Government securities dealer, the Company will substitute another nationally recognized investment banking firm that is a primary U.S. Government securities dealer.

          “Reference Treasury Dealer Quotations” means, on any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by each Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding that Redemption Date.

          “Remaining Scheduled Payments” means the remaining scheduled payments of principal of and interest on the Notes called for redemption that would be due after the related Redemption Date but for that redemption. If that Redemption Date is not an interest payment date with respect to the Notes called for redemption, the amount of the next succeeding scheduled interest payment on such Notes will be reduced by the amount of interest accrued to such Redemption Date.

          (iii)       We will prepare and mail a notice of redemption to each holder of Notes to be redeemed by first-class mail at least 30 and not more than 60 days prior to the Redemption Date. On and after a Redemption Date, interest will cease to accrue on the Notes called for redemption (unless the Company defaults in the payment of the redemption price and accrued interest). On or before a Redemption Date, the Company will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued interest on the Notes to be redeemed on that date. If less than all of the Notes are to be redeemed, the

          Notes to be redeemed shall be selected by the Trustee pro rata or by lot or by a method the Trustee deems to be fair and appropriate.

          (k)      Sinking Funds and Defeasance Provisions. The Notes will not be subject to a sinking fund. The Notes will be subject to the provisions on defeasance contained in Sections 403 and 1008 of the Indenture.

          (l)       Covenants, Events of Default and Remedies. The covenants contained in Article Ten of the Indenture apply to the Notes. The provisions regarding Events of Default and remedies contained in Article Five of the Indenture apply to the Notes.

          (m)      Exchange Provisions. The Notes shall not be exchangeable into any other security.

          (n)      Portion of Principal Amount Payable upon Declaration of Acceleration of Maturity. The provisions on payment of Debentures on default in Article Five of the Indenture are applicable to the Notes, provided that with respect to an Event of Default for breach of certain covenants contained in the Indenture, the defeasance provisions in Sections 403 and 1008 of the Indenture may apply and prevent payment of the Notes from being accelerated.

          (o)      Issuance of Global Debentures. The Notes are being issued in fully registered form and will be represented by one or more global notes deposited with The Depository Trust Company (“DTC”), or its nominee and registered in book-entry form in the name of Cede & Co., DTC’s nominee. Beneficial interests in the global notes will be shown on, and transfers will only be made through, the records maintained by DTC and its participants, including Clearstream, Luxembourg and the Euroclear System. So long as DTC or its nominee is the registered owner of the Notes, DTC or such nominee will be considered the sole owner and holder of the Notes for all purposes of the Notes and the Indenture. Owners of beneficial interests in the Notes will not be entitled to have the Notes registered in their names, will not receive or be entitled to receive physical delivery of the Notes in definitive form and will not be considered the owners or holders of the Notes under the Indenture, including for purposes of receiving any reports delivered by the Company or the Trustee pursuant to the Indenture. Accordingly, each person owning a beneficial interest in a Note must rely on the procedures of DTC or its nominee and, if such person is not a participant, on the procedures of the participant through which such person owns its interest, in order to exercise any rights of a holder of Notes.

          (p)      Make-Whole Amount for Optional Redemption of Notes. See provisions regarding the Make-Whole Amount and optional redemption of 2016 Notes and 2036 Notes contained in Section 2(j) hereof.

          (q)      Additional Provisions of the Notes.

(i)        Further Issues. The Company may from time to time, without notice to or the consent of the registered holders of the Notes, create and issue further debt securities of any such series ranking equally with such Notes in all respects (or in all respects other than the payment of interest accruing prior to the issue date of such further debt securities or except for the first payment of interest following the issue date of such further debt securities). Such further debt securities may be consolidated and form a single series with the Notes and have the same terms as to status, redemption or otherwise as the Notes.

          3.        The 2009 Notes shall be substantially in the form set forth as Exhibit A hereto, the 2016 Notes shall be substantially in the form set forth as Exhibit B hereto, and the 2036 Notes shall be substantially in the form set forth as Exhibit C hereto.

[Signature page follows]

          IN WITNESS WHEREOF, I have executed this Officer’s Certificate of Honeywell International Inc. as of the date set forth above.

/s/ John J. Tus

Name: John J. Tus
Title: Vice President and Treasurer

[Signature page to Officer’s Certificate of Honeywell International Inc.]

EXHIBIT A
[FORM OF FLOATING RATE SENIOR NOTE DUE 2009]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS ONE OF THE GLOBAL DEBENTURES REFERRED TO IN THE INDENTURE DESCRIBED HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. FOR PURPOSES OF THE OFFERING TO WHICH THIS CERTIFICATE IS RELATED, THE GLOBAL DEBENTURE AND THE DEBENTURES REPRESENTED BY SUCH GLOBAL DEBENTURE WILL BE REFERRED TO AS THE “GLOBAL NOTE” AND THE “NOTES,” RESPECTIVELY. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

HONEYWELL INTERNATIONAL INC.
Floating Rate Senior Note Due 2009

REGISTERED No. R-1	US$300,000,000
Registered CUSIP: 438516 AQ 9

          HONEYWELL INTERNATIONAL INC. (formally known as AlliedSignal Inc.), a Delaware corporation (the “Company,” which term includes any successor corporation under the Indenture described herein), for value received, hereby promises to pay to CEDE & CO. or its registered assigns, the principal sum of THREE HUNDRED MILLION U.S. DOLLARS (US$300,000,000) on March 13, 2009, and to pay interest on said principal sum quarterly in arrears on March 13, June 13, September 13 and December 13 of each year, commencing June 13, 2006 (each such date on which the Company is required to pay interest being referred to herein as an “Interest Payment Date”), at the rate equal to three-month USD LIBOR plus 0.06% per annum, as determined on the second London business day preceding the interest period (the “Interest Determination Date”). A London business day is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market. Interest accrues from March 14, 2006, or from the most recent date in respect of which interest has been paid or duly provided for, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if an Interest Payment Date (other than an payment on the Maturity Date) falls on a date that is not a Business Day, the interest payable on such date will be payable on the next succeeding Business Day unless such Business Day would be in the following month, in which case, the Interest Payment Date shall be the immediately preceding Business Day and if the Stated Maturity of this Note falls on a date that is not a Business Day, the principal and interest payable on such date will be payable on the next succeeding Business Day, each with the same force and effect as if paid on such date. The amount of interest payable on any Interest Payment Date shall be computed on the basis of the actual number of days in an interest period and a 360-day year. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the 15th day preceding the Interest Payment Date (each being referred to herein as a “Regular Record Date”). As used herein, “Business Day” means any day, other than Saturday or Sunday, on which banks are not required or authorized by law to close in New York City.

          On any Interest Determination Date, LIBOR will be equal to the offered rate for deposits in U.S. dollars having an index maturity of three months, in amounts of at least $1,000,000, as such rate appears on “Telerate Page 3750” at approximately 11:00 a.m., London time, on such Interest Determination Date. If on an Interest Determination Date, such rate does not appear on the “Telerate Page 3750” as of 11:00 a.m., London time, or if the “Telerate Page 3750” is not available on such date, the calculation agent shall obtain such rate from Bloomberg L.P.’s page “BBAM.”

          If no offered rate appears on “Telerate Page 3750” or Bloomberg L.P. page “BBAM” on an Interest Determination Date at approximately 11:00 a.m., London time, then the calculation agent (after consultation with the Company) shall select four major banks in the London interbank market and shall request each of their principal London offices to provide a quotation of the rate at which three-month deposits in U.S. dollars in amounts of at least $1,000,000 are offered by it to prime banks in the London interbank market, on that date and at that time, that is representative of single transactions at that time. If at least two quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the calculation agent shall select three major banks (which may include JPMorgan Chase Bank, N.A.) in New York City and shall request each of them to provide a quotation of the rate offered by them at approximately 11:00 a.m., New York City time, on the Interest Determination Date for loans in U.S. dollars to leading European banks having an index maturity of three months for the applicable interest period in an amount of at least $1,000,000 that is representative of single transactions at that time. If three quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the rate of LIBOR for the next interest period shall be set equal to the rate of LIBOR for the then current interest period.

          Payments of interest, principal and premium, if any, on this Note will be made (except as specified below) by wire transfer in same day funds to the Registered Holder at such Holder’s address appearing on the Note Register on the relevant Regular Record Date. In the event the Notes are issued in fully certificated registered form, such payments will be made at the corporate trust office of the Trustee in New York City, or at the option of the Company, by mailing a check to such Registered Holder.

          Initially, JPMorgan Chase Bank, N.A. will be the Paying Agent and the Note Registrar for this Note. The Company reserves the rights at any time to remove any Paying Agent or Note Registrar without notice, to appoint additional or other Paying Agents and other Note Registrars without notice and to approve any change in the office through which any Paying Agent or Note Registrar acts; provided, however, that there will at all times be a Paying Agent in New York City.

          This Note is one of the duly authorized series (the “Series”) of debt securities of the Company (hereinafter called the “Securities”), issued and to be issued under an Indenture dated as of October 1, 1985, as supplemented and amended by the First Supplemental Indenture thereto dated as of February 1, 1991, the Second Supplemental Indenture dated as of November 1, 1997 and the Third Supplemental Indenture dated March 14, 2006, between the Company and JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank (National Association)), as Trustee (as so supplemented and amended, the “Indenture”), to which Indenture and all other indentures supplemental thereto reference is hereby made for a statement of the rights and limitations of rights thereunder of the Holders of the Securities and of the rights, obligations and duties of the Company, the Trustee and the Paying Agent for this Note, and the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different covenants and Events of Default and may otherwise vary as provided or permitted in the Indenture. This Note is one of the series of Securities designated as Floating Rate Senior Notes due 2009 (herein called the “Notes”), initially limited in aggregate principal amount to $300,000,000.

          Each capitalized term used herein and not otherwise defined herein shall have the meaning assigned thereto in the Indenture.

          The Company may, without the consent of the Holders of the Notes, reopen this Series of Notes and issue additional notes on separate dates, which shall form a single series and shall have the same terms.

          This Note will not be redeemable prior to the Stated Maturity of the principal hereof except under the conditions set forth below. This Note will not be subject to any sinking fund.

          If an Event of Default with respect to the Note shall occur and be continuing, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the principal of all the Notes due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected thereby (voting as a class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series to be affected at the time Outstanding, on behalf of the Holders of all Securities of each such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          Except as provided below in the case of a defeasance, no reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

          Under the terms of the Indenture, the Company may satisfy and discharge its obligations with respect to the Notes by depositing in trust for the Holders of the Outstanding Notes an amount in cash or the equivalent in securities of the government which issued the currency in which the Notes are denominated or government agencies backed by the full faith and credit of such government sufficient to pay and discharge the entire indebtedness on the Notes for principal of and premium, if any, and interest then due or to become due to the Stated Maturity of the principal of the Notes (a “defeasance”). In such event, a Company will be released and discharged from its obligations to pay interest on the Notes and to pay the principal thereof at its Maturity.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Company upon surrender of this Note for registration of transfer at the office or agency of the Company in New York City duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes in registered form, of authorized denominations and for the same aggregate principal amount, will be issued in the name or names of the designated transferee or transferees and delivered at the office of the Note Registrar in New York City, or mailed, at the request, risk and expense of such transferee or transferees, to the address or addresses shown in the Note Register for such transferee or transferees.

          Prior to due presentment of this Note for registration of transfer, the Company, the Trustee, the Note Registrar and any agent of the Company, the Trustee or the Note Registrar may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee, the Note Registrar nor any such agent shall be affected by notice to the contrary.

          This Note is issuable only in fully registered form, without coupons, in denominations of $1,000 and any integral multiple thereof.

          No service charge will be made for a transfer or exchange of the Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          This Note is a Global Note as referred to in the Indenture and is not exchangeable for one or more certificated Notes; provided, however, that if at any time the Depository notifies the Company that it is unwilling or unable to continue as Depository or if at any time the Depository shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or any other applicable statute or regulation, the Company shall appoint a successor Depository. If a successor Depository is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee or its agent, upon receipt of a Corporation Order for the authentication and delivery of individual Notes of this series in exchange for this Global Note, will authenticate and deliver, individual Notes of this series in an aggregate principal amount equal to the principal amount of this Global Note in exchange for this Global Note.

          In addition, the Company may at any time and in its sole discretion determine that the Notes represented by this Global Note shall no longer be represented by this Global Note. In such event the Company will execute, and the Trustee or its agent, upon receipt of a Corporation Order for the authentication and delivery of individual Notes of this series in exchange for this Global Note, will authenticate and deliver, individual Notes of this series in an aggregate principal amount equal to the principal amount of this Global Note in exchange for this Global Note.

          This Note and all the obligations of the Company hereunder are direct, senior unsecured and unsubordinated obligations of the Company and rank pari passu with all other senior unsecured and unsubordinated indebtedness of the Company from time to time outstanding.

          This Note shall be construed in accordance with and governed by the laws of the State of New York.

          Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, HONEYWELL INTERNATIONAL INC. has caused this Note to be manually executed under its corporate seal.

Dated: March __, 2006
[Seal]	HONEYWELL INTERNATIONAL INC.

By:

Name:

Title:

ATTEST:

By:

Name:

Title:

ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM–as tenants in common

UNIF GIFT MIN ACT– _______________________________ Custodian __________________________________

Under Uniform Gifts to Minors Act

_____________________________

TEN ENT – as tenants by the entireties

JT TEN–as joint tenants with right of survivorship and not as tenants in common

          Additional abbreviations may also be used though not in the above list.

FOR THE VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or Other
Identifying Number of Assignee:

______________________________________________________

____________________________________________________________________________________________________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
INCLUDING ZIP CODE OF ASSIGNEE:

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

the within Note and all rights thereunder, hereby irrevocably constituting and appointing __________________attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated: ____________________________________________        _________________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement, or any change whatever.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Dated: March 14, 2006	CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

JPMorgan Chase Bank, N.A., as Trustee

By:

Name:
Title: Authorized Officer

EXHIBIT B
[FORM OF 5.40% SENIOR NOTE DUE 2016]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS ONE OF THE GLOBAL DEBENTURES REFERRED TO IN THE INDENTURE DESCRIBED HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. FOR PURPOSES OF THE OFFERING TO WHICH THIS CERTIFICATE IS RELATED, THE GLOBAL DEBENTURE AND THE DEBENTURES REPRESENTED BY SUCH GLOBAL DEBENTURE WILL BE REFERRED TO AS THE “GLOBAL NOTE” AND THE “NOTES,” RESPECTIVELY. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

HONEYWELL INTERNATIONAL INC.
5.40% Senior Note Due 2016

REGISTERED No. R-1 Registered CUSIP: 438516 AP 1	US$400,000,000

          HONEYWELL INTERNATIONAL INC. (formally known as AlliedSignal Inc.), a Delaware corporation (the “Company,” which term includes any successor corporation under the Indenture described herein), for value received, hereby promises to pay to CEDE & CO. or its registered assigns, the principal sum of FOUR HUNDRED MILLION U.S. DOLLARS (US$400,000,000) on March 15, 2016, and to pay interest on said principal sum semiannually in arrears on March 15 and September 15 of each year, commencing September 15, 2006 (each such date on which the Company is required to pay interest being referred to herein as an “Interest Payment Date”), at the rate of 5.40% per annum from March 14, 2006, or from the most recent date in respect of which interest has been paid or duly provided for, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the Stated Maturity of the principal of this Note, or any Interest Payment Date, falls on a date that is not a Business Day, the principal or interest, as the case may be, payable on such date will be payable on the next succeeding Business Day with the same force and effect as if paid on such date. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the March 1 or September 1 (each being referred to herein as a “Regular Record Date”), as the case may be, next preceding such Interest Payment Date. As used herein, “Business Day” means any day, other than Saturday or Sunday, on which banks are not required or authorized by law to close in New York City.

          Payments of interest, principal and premium, if any, on this Note will be made (except as specified below) by wire transfer in same day funds to the Registered Holder at such Holder’s address appearing on the Note Register on the relevant Regular Record Date. In the event the Notes are issued in fully certificated registered form, such payments will be made at the corporate trust office of the Trustee in New York City, or at the option of the Company, by mailing a check to such Registered Holder.

          Initially, JPMorgan Chase Bank, N.A. will be the Paying Agent and the Note Registrar for this Note. The Company reserves the rights at any time to remove any Paying Agent or Note Registrar without notice, to appoint additional or other Paying Agents and other Note Registrars without notice and to approve any change in the office through which any Paying Agent or Note Registrar acts; provided, however, that there will at all times be a Paying Agent in New York City.

          This Note is one of the duly authorized series (the “Series”) of debt securities of the Company (hereinafter called the “Securities”), issued and to be issued under an Indenture dated as of October 1, 1985, as supplemented and amended by the First Supplemental Indenture thereto dated as of February 1, 1991, the Second Supplemental Indenture dated as of November 1, 1997 and the Third Supplemental Indenture dated March 14, 2006, between the Company and JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank (National Association)), as Trustee (as so supplemented and amended, the “Indenture”), to which Indenture and all other indentures supplemental thereto reference is hereby made for a statement of the rights and limitations of rights thereunder of the Holders of the Securities and of the rights, obligations and duties of the Company, the Trustee and the Paying Agent for this Note, and the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different covenants and Events of Default and may otherwise vary as provided or permitted in the Indenture. This Note is one of the series of Securities designated as 5.40% Senior Notes due 2016 (herein called the “Notes”), initially limited in aggregate principal amount to $400,000,000.

          Each capitalized term used herein and not otherwise defined herein shall have the meaning assigned thereto in the Indenture.

          The Company may, without the consent of the Holders of the Notes, reopen this Series of Notes and issue additional notes on separate dates, which shall form a single series and shall have the same terms.

          This Note is subject to redemption at the option of the Company, in whole or in part, at any time or from time to time, upon at least 30 days, but not more than 60 days, prior written notice, at the “make-whole premium” redemption price and in the manner set forth in the Indenture and the Officer’s Certificate establishing this Series. The “make-whole premium” redemption price will be equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the Remaining Scheduled Payments (as defined below) on such Notes discounted to the date of redemption, on a semiannual basis (assuming a 360–day year consisting of twelve 30–day months), at a rate equal to the sum of the applicable Treasury Rate (as defined below) plus 15 basis points. Accrued interest will be paid to but excluding the redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity (computed as of the third business day immediately preceding that redemption date) of the Comparable Treasury Issue (as defined below), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by a Reference Treasury Dealer (as defined below) as having an actual or interpolated maturity comparable to the remaining term of the Notes called for redemption, that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of Notes called for redemption.

“Comparable Treasury Price” means, with respect to any redemption date, the average, as determined by us, of the Reference Treasury Dealer Quotations (as defined below) for that redemption date.

“Reference Treasury Dealer” means each of J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., UBS Securities LLC and one other primary U.S. Government securities dealer selected by us, and each of their respective successors. If any one shall cease to be a primary U.S. Government securities dealer, we will substitute another nationally recognized investment banking firm that is a primary U.S. Government securities dealer.

“Reference Treasury Dealer Quotations” means, on any redemption date, the average, as determined by us, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to us by each Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding that redemption date.

“Remaining Scheduled Payments” means the remaining scheduled payments of principal of and interest on the Notes called for redemption that would be due after the related redemption date but for that redemption. If that redemption date is not an interest payment date with respect to the Notes called for redemption, the amount of the next succeeding scheduled interest payment on such Notes will be reduced by the amount of interest accrued to such redemption date.

          On and after a redemption date, interest will cease to accrue on the Notes called for redemption (unless the Company defaults in the payment of the redemption price and accrued interest). On or before a redemption date, the Company will deposit with a Paying Agent (or the Trustee) money sufficient to pay the redemption price of and accrued interest on the Notes to be redeemed on that date. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee pro rata or by lot or by a method the Trustee deems to be fair and appropriate. This Note will not be subject to any sinking fund.

          If an Event of Default with respect to the Note shall occur and be continuing, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the principal of all the Notes due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected thereby (voting as a class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series to be affected at the time Outstanding, on behalf of the Holders of all Securities of each such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          Except as provided below in the case of a defeasance, no reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

          Under the terms of the Indenture, the Company may satisfy and discharge its obligations with respect to the Notes by depositing in trust for the Holders of the Outstanding Notes an amount in cash or the equivalent in securities of the government which issued the currency in which the Notes are denominated or government agencies backed by the full faith and credit of such government sufficient to pay and discharge the entire indebtedness on the Notes for principal of and premium, if any, and interest then due or to become due to the Stated Maturity of the principal of the Notes (a “defeasance”). In such event, a Company will be released and discharged from its obligations to pay interest on the Notes and to pay the principal thereof at its Maturity.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Company upon surrender of this Note for registration of transfer at the office or agency of the Company in New York City duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes in registered form, of authorized denominations and for the same aggregate principal amount, will be issued in the name or names of the designated transferee or transferees and delivered at the office of the Note Registrar in New York City, or mailed, at the request, risk and expense of such transferee or transferees, to the address or addresses shown in the Note Register for such transferee or transferees.

          Prior to due presentment of this Note for registration of transfer, the Company, the Trustee, the Note Registrar and any agent of the Company, the Trustee or the Note Registrar may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee, the Note Registrar nor any such agent shall be affected by notice to the contrary.

          This Note is issuable only in fully registered form, without coupons, in denominations of $1,000 and any integral multiple thereof.

          No service charge will be made for a transfer or exchange of the Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          This Note is a Global Note as referred to in the Indenture and is not exchangeable for one or more certificated Notes; provided, however, that if at any time the Depository notifies the Company that it is unwilling or unable to continue as Depository or if at any time the Depository shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or any other applicable statute or regulation, the Company shall appoint a successor Depository. If a successor Depository is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee or its agent, upon receipt of a Corporation Order for the authentication and delivery of individual Notes of this series in exchange for this Global Note, will authenticate and deliver, individual Notes of this series in an aggregate principal amount equal to the principal amount of this Global Note in exchange for this Global Note.

          In addition, the Company may at any time and in its sole discretion determine that the Notes represented by this Global Note shall no longer be represented by this Global Note. In such event the Company will execute, and the Trustee or its agent, upon receipt of a Corporation Order for the authentication and delivery of individual Notes of this series in exchange for this Global Note, will authenticate and deliver, individual Notes of this series in an aggregate principal amount equal to the principal amount of this Global Note in exchange for this Global Note.

          This Note and all the obligations of the Company hereunder are direct, senior unsecured and unsubordinated obligations of the Company and rank pari passu with all other senior unsecured and unsubordinated indebtedness of the Company from time to time outstanding.

          This Note shall be construed in accordance with and governed by the laws of the State of New York.

          Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, HONEYWELL INTERNATIONAL INC. has caused this Note to be manually executed under its corporate seal.

Dated: March 14, 2006

[Seal]	HONEYWELL INTERNATIONAL INC.

By:

Name:

Title:

ATTEST:

By:

Name:

Title:

ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM–as tenants in common

UNIF GIFT MIN ACT–____________________________Custodian____________________________________________

Under Uniform Gifts to Minors Act

_____________________________

TEN ENT–as tenants by the entireties

JT TEN–as joint tenants with right of survivorship and not as tenants in common

          Additional abbreviations may also be used though not in the above list.

FOR THE VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or Other
Identifying Number of Assignee:

_____________________________________________

____________________________________________________________________________________________________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
INCLUDING ZIP CODE OF ASSIGNEE:

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

the within Note and all rights thereunder, hereby irrevocably constituting and appointing __________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:_____________________________________________          ____________________________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement, or any change whatever.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Dated: March 14, 2006	CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

JPMorgan Chase Bank, N.A., as Trustee

By:

Name:
Title: Authorized Officer

EXHIBIT C
[FORM OF 5.70% SENIOR NOTE DUE 2036]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS ONE OF THE GLOBAL DEBENTURES REFERRED TO IN THE INDENTURE DESCRIBED HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. FOR PURPOSES OF THE OFFERING TO WHICH THIS CERTIFICATE IS RELATED, THE GLOBAL DEBENTURE AND THE DEBENTURES REPRESENTED BY SUCH GLOBAL DEBENTURE WILL BE REFERRED TO AS THE “GLOBAL NOTE” AND THE “NOTES,” RESPECTIVELY. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

HONEYWELL INTERNATIONAL INC.
5.70% Senior Note Due 2036

REGISTERED No. R-1	US$550,000,000
Registered CUSIP: 438516 AR 7

          HONEYWELL INTERNATIONAL INC. (formally known as AlliedSignal Inc.), a Delaware corporation (the “Company,” which term includes any successor corporation under the Indenture described herein), for value received, hereby promises to pay to CEDE & CO. or its registered assigns, the principal sum of FIVE HUNDRED AND FIFTY MILLION U.S. DOLLARS (US$550,000,000) on March 15, 2036, and to pay interest on said principal sum semiannually in arrears on March 15 and September 15 of each year, commencing September 15, 2006 (each such date on which the Company is required to pay interest being referred to herein as an “Interest Payment Date”), at the rate of 5.70% per annum from March 14, 2006, or from the most recent date in respect of which interest has been paid or duly provided for, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the Stated Maturity of the principal of this Note, or any Interest Payment Date, falls on a date that is not a Business Day, the principal or interest, as the case may be, payable on such date will be payable on the next succeeding Business Day with the same force and effect as if paid on such date. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the March 1 or September 1 (each being referred to herein as a “Regular Record Date”), as the case may be, next preceding such Interest Payment Date. As used herein, “Business Day” means any day, other than Saturday or Sunday, on which banks are not required or authorized by law to close in New York City.

          Payments of interest, principal and premium, if any, on this Note will be made (except as specified below) by wire transfer in same day funds to the Registered Holder at such Holder’s address appearing on the Note Register on the relevant Regular Record Date. In the event the Notes are issued in fully certificated registered form, such payments will be made at the corporate trust office of the Trustee in New York City, or at the option of the Company, by mailing a check to such Registered Holder.

          Initially, JPMorgan Chase Bank, N.A. will be the Paying Agent and the Note Registrar for this Note. The Company reserves the rights at any time to remove any Paying Agent or Note Registrar without notice, to appoint additional or other Paying Agents and other Note Registrars without notice and to approve any change in the office through which any Paying Agent or Note Registrar acts; provided, however, that there will at all times be a Paying Agent in New York City.

          This Note is one of the duly authorized series (the “Series”) of debt securities of the Company (hereinafter called the “Securities”), issued and to be issued under an Indenture dated as of October 1, 1985, as supplemented and amended by the First Supplemental Indenture thereto dated as of February 1, 1991, the Second Supplemental Indenture dated as of November 1, 1997 and the Third Supplemental Indenture dated March 14, 2006, between the Company and JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank (National Association)), as Trustee (as so supplemented and amended, the “Indenture”), to which Indenture and all other indentures supplemental thereto reference is hereby made for a statement of the rights and limitations of rights thereunder of the Holders of the Securities and of the rights, obligations and duties of the Company, the Trustee and the Paying Agent for this Note, and the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different covenants and Events of Default and may otherwise vary as provided or permitted in the Indenture. This Note is one of the series of Securities designated as 5.70% Senior Notes due 2036 (herein called the “Notes”), initially limited in aggregate principal amount to $550,000,000.

          Each capitalized term used herein and not otherwise defined herein shall have the meaning assigned thereto in the Indenture.

          The Company may, without the consent of the Holders of the Notes, reopen this Series of Notes and issue additional notes on separate dates, which shall form a single series and shall have the same terms.

          This Note is subject to redemption at the option of the Company, in whole or in part, at any time or from time to time, upon at least 30 days, but not more than 60 days, prior written notice, at the “make-whole premium” redemption price and in the manner set forth in the Indenture and the Officer’s Certificate establishing this Series. The “make-whole premium” redemption price will be equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the Remaining Scheduled Payments (as defined below) on such Notes discounted to the date of redemption, on a semiannual basis (assuming a 360–day year consisting of twelve 30–day months), at a rate equal to the sum of the applicable Treasury Rate (as defined below) plus 20 basis points. Accrued interest will be paid to but excluding the redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity (computed as of the third business day immediately preceding that redemption date) of the Comparable Treasury Issue (as defined below), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by a Reference Treasury Dealer (as defined below) as having an actual or interpolated maturity comparable to the remaining term of the Notes called for redemption, that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of Notes called for redemption.

“Comparable Treasury Price” means, with respect to any redemption date, the average, as determined by us, of the Reference Treasury Dealer Quotations (as defined below) for that redemption date.

“Reference Treasury Dealer” means each of J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., UBS Securities LLC and one other primary U.S. Government securities dealer selected by us, and each of their respective successors. If any one shall cease to be a primary U.S. Government securities dealer, we will substitute another nationally recognized investment banking firm that is a primary U.S. Government securities dealer.

“Reference Treasury Dealer Quotations” means, on any redemption date, the average, as determined by us, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to us by each Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding that redemption date.

“Remaining Scheduled Payments” means the remaining scheduled payments of principal of and interest on the Notes called for redemption that would be due after the related redemption date but for that redemption. If that redemption date is not an interest payment date with respect to the Notes called for redemption, the amount of the next succeeding scheduled interest payment on such Notes will be reduced by the amount of interest accrued to such redemption date.

          On and after a redemption date, interest will cease to accrue on the Notes called for redemption (unless the Company defaults in the payment of the redemption price and accrued interest). On or before a redemption date, the Company will deposit with a Paying Agent (or the Trustee) money sufficient to pay the redemption price of and accrued interest on the Notes to be redeemed on that date. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee pro rata or by lot or by a method the Trustee deems to be fair and appropriate. This Note will not be subject to any sinking fund.

          If an Event of Default with respect to the Note shall occur and be continuing, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the principal of all the Notes due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected thereby (voting as a class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series to be affected at the time Outstanding, on behalf of the Holders of all Securities of each such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          Except as provided below in the case of a defeasance, no reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

          Under the terms of the Indenture, the Company may satisfy and discharge its obligations with respect to the Notes by depositing in trust for the Holders of the Outstanding Notes an amount in cash or the equivalent in securities of the government which issued the currency in which the Notes are denominated or government agencies backed by the full faith and credit of such government sufficient to pay and discharge the entire indebtedness on the Notes for principal of and premium, if any, and interest then due or to become due to the Stated Maturity of the principal of the Notes (a “defeasance”). In such event, a Company will be released and discharged from its obligations to pay interest on the Notes and to pay the principal thereof at its Maturity.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Company upon surrender of this Note for registration of transfer at the office or agency of the Company in New York City duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes in registered form, of authorized denominations and for the same aggregate principal amount, will be issued in the name or names of the designated transferee or transferees and delivered at the office of the Note Registrar in New York City, or mailed, at the request, risk and expense of such transferee or transferees, to the address or addresses shown in the Note Register for such transferee or transferees.

          Prior to due presentment of this Note for registration of transfer, the Company, the Trustee, the Note Registrar and any agent of the Company, the Trustee or the Note Registrar may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee, the Note Registrar nor any such agent shall be affected by notice to the contrary.

          This Note is issuable only in fully registered form, without coupons, in denominations of $1,000 and any integral multiple thereof.

          No service charge will be made for a transfer or exchange of the Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          This Note is a Global Note as referred to in the Indenture and is not exchangeable for one or more certificated Notes; provided, however, that if at any time the Depository notifies the Company that it is unwilling or unable to continue as Depository or if at any time the Depository shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or any other applicable statute or regulation, the Company shall appoint a successor Depository. If a successor Depository is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee or its agent, upon receipt of a Corporation Order for the authentication and delivery of individual Notes of this series in exchange for this Global Note, will authenticate and deliver, individual Notes of this series in an aggregate principal amount equal to the principal amount of this Global Note in exchange for this Global Note.

          In addition, the Company may at any time and in its sole discretion determine that the Notes represented by this Global Note shall no longer be represented by this Global Note. In such event the Company will execute, and the Trustee or its agent, upon receipt of a Corporation Order for the authentication and delivery of individual Notes of this series in exchange for this Global Note, will authenticate and deliver, individual Notes of this series in an aggregate principal amount equal to the principal amount of this Global Note in exchange for this Global Note.

          This Note and all the obligations of the Company hereunder are direct, senior unsecured and unsubordinated obligations of the Company and rank pari passu with all other senior unsecured and unsubordinated indebtedness of the Company from time to time outstanding.

          This Note shall be construed in accordance with and governed by the laws of the State of New York.

          Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, HONEYWELL INTERNATIONAL INC. has caused this Note to be manually executed under its corporate seal.

Dated: March 14, 2006

[Seal]	HONEYWELL INTERNATIONAL INC.

By:

Name:

Title:

ATTEST:

By:

Name:

Title:

ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM–as tenants in common

UNIF GIFT MIN ACT– ________________________________Custodian_______________________________________

Under Uniform Gifts to Minors Act

____________________________________________________________________

TEN ENT–as tenants by the entireties

JT TEN–as joint tenants with right of survivorship and not as tenants in common

               Additional abbreviations may also be used though not in the above list.

FOR THE VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or Other
Identifying Number of Assignee:

__________________________________________________

______________________________________________________________________________________________________________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
INCLUDING ZIP CODE OF ASSIGNEE:

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

the within Note and all rights thereunder, hereby irrevocably constituting and appointing __________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated: _____________________________________________          ________________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement, or any change whatever.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Dated: March 14, 2006	CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

JPMorgan Chase Bank, N.A., as Trustee

By:

Name:
Title: Authorized Officer